UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to [section]240.14a-12

                         THE COMMUNITY DEVELOPMENT FUND
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)   Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
        2)   Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
        4)   Proposed maximum aggregate value of transaction:

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        5)   Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:

        ------------------------------------------------------------------------
        2)   Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
        3)   Filing Party:

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        4)   Date Filed:

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

                         THE COMMUNITY DEVELOPMENT FUND
                            6255 CHAPMAN FIELD DRIVE
                              MIAMI, FLORIDA 33156

Dear Shareholder:

Enclosed is a proxy statement and proxy card for a Special Meeting of Shareholders (the "Meeting") of The Community Development Fund (the "Fund"). The Meeting is scheduled for December 11, 2017. If you are a shareholder of record of the Fund as of the close of business on November 3, 2017, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

At the Meeting, shareholders of the Fund will be asked to approve a new investment sub-advisory agreement between Community Development Fund Advisors, LLC, the investment adviser to the Fund (the "Adviser"), and Logan Circle Partners L.P. ("Logan Circle") (the "New Agreement").

Logan Circle has served as the Fund's sub-adviser since the Fund's inception. The Fund's Board of Trustees (the "Board") approved Logan Circle as sub-adviser to the Fund at a meeting held on December 5, 2015, and the agreement went into effect as of January 20, 2016 (the "Prior Agreement").

As of September 15, 2017, Logan Circle was acquired from its parent company, Fortress Investment Group LLC, by MetLife, Inc., which resulted in a change in the control of Logan Circle. Under the Investment Company Act of 1940, as amended (the "1940 Act"), any change in the control of an investment adviser is deemed to be an "assignment" of the adviser's advisory agreements and, consequently, an automatic termination of those agreements. This is designed to protect fund shareholders from changes within the entity that is managing their investments by giving shareholders the power to re-approve the adviser after there has been a change in the controlling persons of the adviser.

To further protect investors from gaps in fund management after such a change in control, the Securities and Exchange Commission adopted a rule -- Rule 15a-4 under the 1940 Act -- that permits a fund to have an interim advisory agreement while the fund seeks shareholder approval of the new, permanent advisory agreement. In reliance on Rule 15a-4, the Board approved an interim sub-advisory agreement with Logan Circle at a meeting held on September 13, 2017 . The effective date of this interim sub-advisory agreement is September 15, 2017 (the "Interim Agreement") and the Fund now has 150 days to seek shareholder approval of the New Agreement.

The Fund needs your vote to approve the New Agreement. As discussed in more detail in the accompanying materials, you are being asked to approve the New Agreement to enable Logan Circle to continue to serve as the investment sub-adviser to the Fund following the expiration of the Interim Agreement. The New Agreement has the same sub-advisory fee as provided in, and does not materially differ from, the Prior Agreement, expect with respect to the effective date.

THE BOARD HAS UNANIMOUSLY APPROVED THE NEW AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" THE NEW AGREEMENT AS DESCRIBED IN THE PROXY STATEMENT.

YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting and vote in person. Please follow the instructions on the proxy card.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of this important matter and for your investment in the Fund. If you need additional voting information, please call 1-800-203-0209 Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

Sincerely,

/s/ Kenneth H. Thomas
---------------------
Kenneth H. Thomas
Director, President, Chief Executive Officer and Secretary

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                        IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matter that requires your vote as a shareholder of The Community Development Fund (the "Fund").

                             QUESTIONS AND ANSWERS

Q. WHY AM I BEING ASKED TO VOTE ON A NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FUND?

A. You are being asked to vote on a new investment sub-advisory agreement for the Fund because MetLife, Inc. acquired Logan Circle Partners L.P. ("Logan Circle") from Fortress Investment Group LLC on September 15, 2017 (the "Transaction"), which resulted in a change of control of Logan Circle. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), any change in the control of an investment adviser is deemed to be an "assignment" of the adviser's advisory agreements, which automatically terminates the agreements. Accordingly, the acquisition of Logan Circle effectively terminated the investment sub-advisory agreement between Community Development Fund Advisors, LLC, the investment adviser to the Fund (the "Adviser"), and Logan Circle (the "Prior Agreement"). Shareholder approval of a new sub- advisory agreement between the Adviser and Logan Circle (the "New Agreement") is required for Logan Circle to continue to serve as the Fund's sub-adviser.

Q.   WHO IS MANAGING THE FUND NOW?

A. Pursuant to Rule 15a-4 under the 1940 Act, the Fund's Board of Trustees (the "Board") approved an interim sub-advisory agreement between the Adviser and Logan Circle (the "Interim Agreement") that became effective at the time of the Transaction. This permits Logan Circle to continue to manage the Fund's portfolio for 150 days while shareholder approval of the New Agreement is obtained.

Q.   HOW HAS THE TRANSACTION AFFECTED ME AS A SHAREHOLDER?

A. The Transaction did not result in any changes to the organization or structure of the Fund, nor is it expected to result in any such changes. You still own the same shares in the Fund. If the New Agreement is approved, Logan Circle will continue to provide sub-advisory services to the Fund on the same terms, with the same portfolio manager and at the same sub-advisory fee rate.

Q.   HOW DOES THE NEW AGREEMENT DIFFER FROM THE PRIOR AGREEMENT?

A. The New Agreement is identical to the Prior Agreement in all material respects, except the effective date.

Q.   HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board unanimously approved the New Agreement at a meeting held on September 26, 2017, and recommend that you vote "FOR" the approval of the New Agreement. Please see "Board Considerations in Approving the New Agreement" for more information.

Q.   WHAT HAPPENS IF THE NEW AGREEMENT IS NOT APPROVED?

A. On September 13, 2017, the Board approved the Interim Agreement, which became effective at the time of the Transaction and will continue in effect for a term ending on the earlier of 150 days from the Transaction or such time as shareholders of the Fund approve the New Agreement. If the New Agreement is not approved by shareholders, Logan Circle will continue to provide services to the Fund under the Interim Agreement until its term expires, and the Board will consider what further action is in the best interests of the Fund and its shareholders, including adjourning the shareholder meeting to continue to seek shareholder approval and/or resubmitting the New Agreement to shareholders for approval.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Every vote is important and we encourage all shareholders to participate in the governance of the Fund. Because the Fund is owned primarily by banks, it has a more concentrated shareholder base than most mutual funds and therefore your vote is extremely important in order to get the necessary approval. Additionally, your immediate response on the enclosed proxy card may help save the costs of further solicitations.

Q.   HOW DO I PLACE MY VOTE?

A. You may provide the Fund with your vote via mail or in person. Please follow the enclosed instructions to utilize any of these voting methods.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A. If you need additional voting information, please call 1-800-203-0209 Monday through Friday, 9 a. m. to 10 p.m. Eastern Time.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                         THE COMMUNITY DEVELOPMENT FUND
                            6255 CHAPMAN FIELD DRIVE
                              MIAMI, FLORIDA 33156

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 11, 2017

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Community Development Fund (the "Fund") for use at the special meeting of shareholders of the Fund to be held on Monday, December 11, 2017 at 3:00 p.m., Eastern time at the offices of Morgan Lewis & Bockius LLP, 200 S. Biscayne Blvd., Ste. 5300, Miami, Florida 33131-2339, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of record of the Fund at the close of business on November 3, 2017 (the "Record Date") are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to shareholders on or about November 15, 2017.

The Fund currently offers Class A Shares (the "Shares"). Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Fund had [XX] Shares issued and outstanding.

As used in this proxy statement, the Fund's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Fund. A Trustee who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is referred to in this proxy statement as an "Independent Trustee."

        PROPOSAL: APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

THE CHANGE IN CONTROL OF LOGAN CIRCLE PARTNERS L.P. ("LOGAN CIRCLE")

You are being asked to approve a new investment sub-advisory agreement between Community Development Fund Advisors, LLC, the investment adviser to the Fund (the "Adviser"), and Logan Circle (the "New Agreement"). On September 15, 2017, Logan Circle, the investment sub-adviser of the Fund, was acquired by MetLife, Inc. from Fortress Investment Group LLC (the "Transaction"). The Transaction resulted in a change in "control" of Logan Circle (as that term is defined under the 1940 Act), which is deemed to be an "assignment" and automatic termination of the investment sub-advisory agreement between the Adviser and Logan Circle (the "Prior Agreement"), pursuant to Section 15(a)(4) of the 1940 Act.

As discussed in greater detail below, at a meeting held on September 13, 2017, the Board approved an interim sub-advisory agreement between the Adviser and Logan Circle (the "Interim Agreement"), effective as of the time of the Transaction. Under the Interim Agreement, Logan Circle may provide investment sub-advisory services to the Fund for up to 150 days between the termination of the Prior Agreement and shareholder approval of the New Agreement. At a meeting held on September 26, 2017 (the "September 2017 Meeting"), the Board approved the New Agreement, which will become effective upon shareholder approval. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the New Agreement to the Fund's shareholders. Shareholders of the Fund are not being asked to approve the Interim Agreement. However, in order for Logan Circle to continue to provide investment sub-advisory services to the Fund following the expiration of the Interim Agreement, shareholders of the Fund must approve the New Agreement.

The Transaction did not result in any changes to the organization or structure of the Fund. You still own the same shares in the Fund. If the New Agreement is approved, Logan Circle will continue to serve as the Fund's investment sub-adviser, and the portfolio manager of the Fund will not change. Under the New Agreement, Logan Circle will provide the same sub-advisory services to the Fund on the same terms, and at the same sub-advisory fee rate, as Logan Circle provided such services under the Prior Agreement. In addition, the Fund's other service providers have not changed, and the Fund's operating expenses are not expected to increase, as a result of the Transaction.

If the New Agreement is not approved by shareholders, the Fund will continue to operate under the Interim Agreement until its term expires, and the Board will consider what further action is in the best interests of the Fund and its shareholders, which may include adjourning the shareholder meeting to continue to seek shareholder approval and/or resubmitting the New Agreement to shareholders for approval.

REQUIRED VOTE

The New Agreement must be approved by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities.

DESCRIPTION OF THE MATERIAL TERMS OF THE PRIOR AGREEMENT, THE NEW AGREEMENT, AND THE INTERIM AGREEMENT

     MATERIAL TERMS OF THE PRIOR AGREEMENT AND THE NEW AGREEMENT

The Prior Agreement, dated January 20, 2016, was initially approved by the Board for an initial term of two years at the Board's December 5, 2015 meeting (the "December 2015 Meeting"), subject to annual renewals thereafter.

The New Agreement will become effective with respect to the Fund upon its approval by the Fund's shareholders. The New Agreement is identical to the Prior Agreement in all material respects, except with respect to the effective date. Set forth below is a summary of the material terms of the New Agreement. The following summary of the material terms of the New Agreement is qualified in all respects by reference to the form of New Agreement included as Appendix A.

The sub-advisory fee rate under the Prior Agreement and the New Agreement are the same. The Adviser will continue to pay Logan Circle for sub-advisory services at a rate of 0.15% of the average daily net assets of the Fund.

The New Agreement requires Logan Circle to provide the same services as Logan Circle provided under the Prior Agreement. Under the New Agreement, Logan Circle shall, subject to supervision by the Adviser and the Board, manage the securities and other assets of the Fund (the "Assets"), including the purchase, retention and disposition of the Assets, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's current prospectus and statement of additional information.

The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and states that it will continue from year to year so long as its renewal is specifically approved in accordance with the 1940 Act. Like the Prior Agreement, the New Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Fund, or by the Adviser or Logan Circle, on 30 days' written notice to the other party. In addition, the New Agreement will terminate automatically and immediately in the event of the termination of the Fund's investment advisory agreement.

The New Agreement subjects Logan Circle to the same standard of care and liability to which it was subject under the Prior Agreement.

     INFORMATION ON INVESTMENT SUB-ADVISORY FEES PAID

For the fiscal period from April 29, 2016 (commencement of Fund operations) to December 31, 2016 and for the period from January 1, 2017 to September 14, 2017, pursuant to the Prior Agreement the Adviser paid investment sub-advisory fees to Logan Circle for Logan Circle's management of the Fund in the amounts of $26,713 and $40,346, respectively.

     THE INTERIM AGREEMENT

The Interim Agreement took effect at the time of the Transaction and will continue in effect for a term ending on the earlier of 150 days from the Transaction or such time as shareholders of the Fund approve the New Agreement.

The terms of the Interim Agreement are substantially the same as those of the Prior Agreement, except for the effective date and certain provisions that are required by law. For example, there is a requirement that fees payable under the Interim Agreement be paid into an interest bearing escrow account. If the Fund's shareholders approve the New Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to Logan Circle, but if the New Agreement is not so approved, only the lesser of the costs incurred by Logan Circle (plus interest earned on that amount while in escrow) or the amount in the escrow account (including interest earned) will be paid to Logan Circle.

INFORMATION ABOUT THE ADVISER

Community Development Fund Advisors, LLC, a Delaware limited liability company located at 6255 Chapman Field Drive, Miami, Florida 33156, currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Fund and the Adviser, dated January 22, 2016. The Adviser's beneficial owner is Kenneth H. Thomas, Ph.D. As of June 30, 2017, the Adviser had approximately $43.5 million in assets under management.

In exchange for its advisory services, the Adviser receives an annual fee equal to 0.30% of the Fund's average daily net assets. The Adviser pays Logan Circle out of the advisory fees the Adviser receives from the Fund. For the fiscal period from April 29, 2016 (commencement of Fund operations) to December 31, 2016, the Adviser did not receive any advisory fees from the Fund due to fee waivers and expense reimbursements that the Adviser agreed to put in place as the Fund's assets grow. For the period January 1, 2017 through September 14, 2017, the Adviser still had not received any advisory fees from the Fund, due to the same fee waivers and expenses reimbursements.

INFORMATION ABOUT LOGAN CIRCLE

Logan Circle Partners L.P., a Pennsylvania limited partnership founded in 2007, serves as the investment sub-adviser to the Fund. Logan Circle's principal place of business is located at 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103. Logan Circle is a wholly owned subsidiary of MetLife, Inc., a publicly held company. As of June 30, 2017, Logan Circle had approximately $33.4 billion in assets under management.

Listed below are the names and titles of each principal executive officer of Logan Circle. The principal business address of each principal executive officer of Logan Circle is 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103.

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NAME                        POSITION HELD WITH LOGAN CIRCLE
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Jude T. Driscoll            Chief Executive Officer and Chief Investment Officer
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Joseph P. Pollaro           Chief Operating Officer
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Michael J. Yick             Chief Financial Officer and Treasurer
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Jennifer E. Vollmer         Secretary
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Elisabeth H. Bedore         Chief Compliance Officer
--------------------------------------------------------------------------------
Daniel M. Ross              Vice President -- Operations
--------------------------------------------------------------------------------

Although Logan Circle provides investment advisory services with respect to the fixed income portfolios of several mutual funds, it does not advise any other mutual funds with an investment objective similar to the Fund, given the Fund's focus on Community Reinvestment Act-compliant investments.

BOARD CONSIDERATIONS IN APPROVING THE NEW AGREEMENT

At the September 2017 Meeting, in connection with its approval of the New Agreement, the Board considered materials provided by Logan Circle and reviewed by the Board in advance of the September 2017 Meeting that detailed, among other things, the terms and conditions of the Transaction, the reasons that Logan Circle was undergoing the Transaction, the implications of the Transaction on Logan Circle's business, and the pre- and post-Transaction structure of Logan Circle. The materials provided by Logan Circle addressed Logan Circle as it was expected to exist after the consummation of the Transaction. Representatives of Logan Circle had previously met with the Board to provide further detail on the Transaction and responded to questions from the Board. The Board, in considering the New Agreement in the context of the Transaction, relied upon representations from Logan Circle that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Fund by Logan Circle that are discussed below; (ii) after the Transaction, Logan Circle would become subject to MetLife, Inc.'s Code of Ethics and Code of Conduct; (iii) Logan Circle did not anticipate any material changes to its compliance program in connection with the Transaction; and (iv) the portfolio manager for the Fund was not expected to change in connection with the Transaction.

At the September 2017 Meeting, the Board also considered the terms of the New Agreement and noted that the terms of the New Agreement were identical in all material respects to those of the Prior Agreement except for the effective date. The Board also determined that it was reasonable to take into account the conclusions the Board made when considering and evaluating the approval of the Prior Agreement for Logan Circle, which occurred at the December 2015 Meeting, as part of its considerations to approve the New Agreement and recommend the approval of the New Agreement to the Fund's shareholders.

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board's approval of the Prior Agreement at the December 2015 Meeting, and the conclusions made by the Board when determining to approve the Prior Agreement for an initial two-year term.

In preparation for the December 2015 Meeting, the Trustees requested that the Adviser and Logan Circle furnish information necessary to evaluate the terms of the Prior Agreement. The Trustees used this information, as well as other information that the Adviser, Logan Circle and other service providers of the Fund presented or submitted to the Board at the December 2015 Meeting, to help them decide whether to approve the Prior Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser, Logan Circle and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by Logan Circle;
(ii) Logan Circle's investment management personnel; (iii) Logan Circle's operations; (iv) Logan Circle's brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the proposed sub-advisory fee to be paid to Logan Circle; (vi) Logan Circle's compliance program, including a description of material compliance matters and material compliance violations;
(vii) Logan Circle's policies on and compliance procedures for personal securities transactions; and (viii) Logan Circle's investment experience.

Representatives from the Adviser and Logan Circle, along with other Fund service providers, presented additional information and participated in question and answer sessions at the December 2015 Meeting to help the Trustees evaluate Logan Circle's services, fee and other aspects of the Prior Agreement. Kenneth H. Thomas, Ph.D., on behalf of the Adviser, attended the December 2015 Meeting in person and representatives from Logan Circle attended the December 2015 Meeting via video conference, which permitted the Independent Trustees, Dr. Thomas and the representatives from Logan Circle to communicate in real time and ask questions of one another. The Independent Trustees received advice from Fund counsel and met in executive session outside the presence of Fund management and the Adviser and Logan Circle.

At the December 2015 Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, Logan Circle and other service providers of the Fund, approved the Prior Agreement. In considering the approval of the Prior Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by Logan Circle; and (ii) the fee to be paid to Logan Circle.

In approving the New Agreement at the September 2017 Meeting, the Board reconsidered all of the information that the Board had considered in connection with approving the Prior Agreement and considered how Logan Circle had performed as sub-adviser to the Fund since the Prior Agreement was approved.

     NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY LOGAN CIRCLE

In considering the nature, extent and quality of the services to be provided by Logan Circle under the New Agreement, the Board reviewed the portfolio management services that have been provided by Logan Circle to the Fund, including the quality and continuity of Logan Circle's portfolio management personnel, the resources of Logan Circle, and Logan Circle's compliance history and compliance program. The Trustees also reviewed Logan Circle's investment and risk management approaches for the Fund.

The Trustees also considered other services provided to the Fund by Logan Circle under the Prior Agreement, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by Logan Circle under the New Agreement would be satisfactory.

     COSTS OF SUB-ADVISORY SERVICES

In considering the sub-advisory fee payable by the Adviser to Logan Circle under the New Agreement, the Trustees reviewed, among other things, the sub-advisory fee paid to Logan Circle under the Prior Agreement. The Trustees also considered that the Adviser, not the Fund, would pay Logan Circle, consistent with the Prior Agreement and that the fee payable to Logan Circle would reflect an arms-length negotiation between the Adviser and Logan Circle. The Board also considered Logan Circle's commitment to sub-advising the Fund. The Board concluded, within the context of its full deliberations, that the sub-advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by Logan Circle.

     PERFORMANCE AND ECONOMIES OF SCALE

Although the Fund is still relatively new, the Board considered the Fund's limited investment performance record with Logan Circle as sub-adviser and considered the possible extent to which economies of scale could be realized by Logan Circle as the assets of the Fund grow. The Board concluded, within the context of its full deliberations, that the sub-advisory fee was reasonable in light of the Fund's investment performance, Logan Circle's profitability, and the extent to which economies of scale could be realized as the assets of the Fund grow.

     APPROVAL OF THE NEW AGREEMENT

Based on the Board's deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel, unanimously concluded that the terms of the New Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the New Agreement for an initial term of two years and recommend the approval of the New Agreement to the Fund's shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW AGREEMENT.

                             ADDITIONAL INFORMATION

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator and is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Foreside Fund Services, LLC is the distributor (also known as the principal underwriter) of Shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

PAYMENT OF EXPENSES

Logan Circle or its affiliates will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Fund will not incur any of these expenses.

COMMISSIONS PAID TO AFFILIATED BROKERS

The Fund does not have any affiliated brokers.

BENEFICIAL OWNERSHIP OF SHARES

As of the Record Date, the following persons owned of record, or were known by the Fund to own beneficially, more than 5% of the shares of the Fund. As of the Record Date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

--------------------------------------------------------------------------------
 NAME AND ADDRESS           NUMBER OF SHARES           % OF FUND
--------------------------------------------------------------------------------
[XX]                               [XX]                 [XX]%
--------------------------------------------------------------------------------
[XX]                               [XX]                 [XX]%
--------------------------------------------------------------------------------
[XX]                               [XX]                 [XX]%
--------------------------------------------------------------------------------

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Fund's transfer agent.

ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund's annual report dated December 31, 2016, which covers the period from April 29, 2016 (commencement of Fund operations) to December 31, 2016, or semi-annual report dated June 30, 2017, which covers the period from January 1, 2017 to June 30, 2017, shareholders of the Fund may call 1-844-445-4405 or write to the Fund at: PO Box 2175, Milwaukee, WI 53201(Overnight Mail: C/O UMB Fund Services, 235 W Galena Street, Milwaukee, WI 53212).

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund is organized as a statutory trust under the laws of the state of Delaware. As such, the Fund is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Fund's Declaration of Trust and By-Laws. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Fund for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

If you wish to participate in the Meeting, you may vote by mail or in person. Your vote is important no matter how many shares you own. At any time before the Meeting, you may change your vote by providing written notice to the Fund, by submitting a subsequent proxy by mail or by voting in person at the Meeting.
 For additional voting information, shareholders should call 1-800-203-0209 Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Fund, who will not be paid for these services. A professional proxy solicitor has not been retained by the Fund for solicitation services.

All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO CONTRARY DIRECTION IS GIVEN ON AN EXECUTED PROXY CARD, IT WILL BE VOTED FOR THE APPROVAL OF THE NEW AGREEMENT.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of the Fund holding more than thirty-three and one-third percent (33 1/3%) of the total votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the approval of each proposal, because an absolute percentage of affirmative votes is required to approve each proposal.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The person named as proxy will vote those proxies that they are entitled to vote FOR the approval of a proposal in favor of an adjournment with respect to the proposal, and will vote those proxies required to be voted AGAINST the approval of a proposal against an adjournment with respect to the proposal. Logan Circle or its affiliates will bear the costs of any adjournment and additional solicitations.

No business other than the matters described above is expected to come before the Meeting, but should any other business properly come before the Meeting, the person named in the enclosed proxy will vote thereon in their discretion.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL AS EXPLAINED IN THE INSTRUCTIONS ON THE PROXY CARD.

                              By Order of the Board of Trustees

                              /s/ Kenneth H. Thomas
                              ---------------------
                              Kenneth H. Thomas
                              Director, President, Chief Executive Officer and Secretary

                                   APPENDIX A

                    COMMUNITY DEVELOPMENT FUND ADVISORS, LLC

                   FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT made as of this ___ day of ______, 2017 between Community Development Fund Advisors, LLC (the "Adviser") and Logan Circle Partners, L.P. (the "Subadviser").

     WHEREAS, The Community Development Fund, a Delaware Statutory Trust (the "Fund"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Subadviser and the Adviser had entered into an investment sub-advisory agreement, dated January 20, 2016 (the "Prior Sub-Advisory Agreement");

     WHEREAS, a change in control of the Subadviser resulted in the assignment and automatic termination of the Prior Sub-Advisory Agreement; and

     WHEREAS, the Adviser, with the approval of the Fund, desires to continue to retain the Subadviser to provide investment advisory services to the Adviser in connection with the management of the Fund, and the Subadviser is willing to continue to render such investment advisory services.

     NOW, THEREFORE, the parties hereto agree as follows:

1. DUTIES OF THE SUBADVISER. Subject to supervision by the Adviser and the Fund's Board of Trustees (the "Board"), the Subadviser shall manage all of the securities and other assets of the Fund entrusted to it hereunder (the "Assets"), including the purchase, retention and disposition of the Assets, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

     (a) The Subadviser shall, in consultation with and under the direction of the Adviser, determine from time to time what Assets will be purchased, retained or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash.

     (b) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Fund's Declaration of Trust (as defined herein), the Prospectus, the Fund's compliance policies and procedures ("Compliance Policies and Procedures") provided that the Adviser or the Fund has given the Subadviser such documents and any amendments thereto and with the instructions and directions of the Adviser and of the Board and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 (the "Code"), and all other applicable federal and state laws and regulations, as each is amended from time to time.

     (c) The Subadviser shall determine the Assets to be purchased or sold by the Fund as provided in Subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Prospectus or as the Board or the Adviser may direct from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the

          Subadviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Subadviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to its discretionary clients, including the Fund. In addition, the Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Subadviser or the Fund's principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, the Subadviser, the Fund's principal underwriter, or any affiliated person of either the Fund, the Adviser, the Subadviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

     (d) The Subadviser shall maintain all books and records with respect to transactions involving the Assets required by Subparagraphs (b)(5),
          (6), (7), (9), (10) and (11) and Paragraph (f) of Rule 31a-1 under the 1940 Act. The Subadviser shall keep the books and records relating to the Assets required to be maintained by the Subadviser under this Agreement and shall timely furnish to the Adviser all information relating to the Subadviser's services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that the Subadviser may retain a copy of such records. In addition, for the duration of this Agreement, the Subadviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Subadviser upon the termination of this Agreement (or, if there is no successor Subadviser, to the Adviser).

     (e) The Subadviser shall provide the Fund's custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser.

     (f) To the extent called for by the Compliance Policies and Procedures, or as reasonably requested by the Fund, the Subadviser shall provide the Fund with information and advice regarding Assets to assist the Fund in determining the appropriate valuation of such Assets.

     (g) The investment management services provided by the Subadviser under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Fund.

     (h) The Subadviser shall promptly notify the Adviser of any financial condition that is reasonably likely to materially impair the Subadviser's ability to fulfill its commitment under this Agreement.

     (i) The Subadviser shall not be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as Assets in the Fund. If the Subadviser receives a misdirected proxy, it shall promptly forward such misdirected proxy to the Adviser.

     (j) The Subadviser shall not provide investment advice to any assets of the Fund other than the Assets.

     (k) On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Subadviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Subadviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

     (l) The Subadviser shall provide to the Adviser or the Board such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request. The Subadviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC (if any).

     (m) With respect to the Assets of the Fund, the Subadviser shall file any required reports with the SEC pursuant to Section 13(f) and Section 13(g) of the Exchange Act and the rules and regulations thereunder.

     To the extent permitted by law, the services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of the Subadviser's partners, officers, employees or control affiliates; provided, however, that the use of such mediums does not relieve the Subadviser from any obligation or duty under this Agreement.

2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to its advisory agreement with the Fund (the "Advisory Agreement") and shall continuously monitor the Subadviser's performance of its duties under this Agreement (including trade execution), perform certain due diligence functions and oversee the Subadviser's compliance with the Fund's investment objectives, policies and guidelines, including the Fund's investments that are intended to qualify for credit under the Community Reinvestment Act of 1977, as amended (the "CRA"); provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Subadviser of responsibility for compliance with the Fund's Declaration of Trust (as defined herein), the Prospectus, the Compliance Policies and Procedures provided that the Adviser or the Fund has given the Subadviser such documents and any amendments thereto, the instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

     The Adviser shall communicate regularly with the Subadviser regarding any geographic, regulatory or other directions with respect to the Subadviser's selection of Assets for the Fund, including, without limitation, any directions or investment restrictions with respect to the Fund's portfolio in connection with the CRA. Upon request from the Subadviser, the Adviser shall promptly evaluate whether a potential investment may be CRA-qualifying, either generally or with respect to a specific financial institution shareholder. The Adviser agrees to make itself readily available to the Subadviser to answer any questions about the Fund or a potential investment for the Fund.

     The Adviser shall also be responsible for maintaining any records necessary for the Fund and its shareholders to receive appropriate regulatory credit with respect to the CRA, maintaining documentation readily available to a financial institution or an examiner supporting its determination that a security is a qualifying investment for CRA purposes and the Subadviser agrees to provide the Adviser with any information necessary to assist the Adviser with such recordkeeping. In determining whether a particular investment is qualified for credit under the CRA, the Adviser shall assess whether the investment has as its primary purpose community development. The Adviser shall consider whether the investment: (1) provides affordable housing for low- and moderate-income ("LMI") individuals; (2) provides community services targeted to LMI individuals; (3) funds activities that
     (a) finance businesses or farms that meet the size eligibility standards of the Small Business Administration's Development Company or Small Business Investment Company programs or have annual revenues of $1 million or less or (b) promote economic development; (4) funds activities that revitalize or stabilize LMI areas, designated disaster areas, or nonmetropolitan middle-income areas that have been designated as distressed or underserved by the institution's primary regulator; or (5) supports, enables, or facilitates certain projects or activities that meet the "eligible uses" criteria described in the Housing and Economic Recovery Act of 2008. As the Fund continues to operate, the Adviser shall assess whether to instruct the Subadviser to dispose of securities that were acquired for CRA-qualifying purposes, in which case the Adviser will normally instruct the Subadviser to attempt to acquire a replacement security that would be CRA-qualifying.

3. DELIVERY OF DOCUMENTS. The Adviser represents and warrants that it will furnish the Subadviser with copies of each of the following documents and any amendments thereto:

     (a) The Fund's Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, is herein called the "Declaration of Trust");

     (b) The By-Laws of the Fund (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

     (c)  The Prospectus; and

     (d)  The Compliance Policies and Procedures.

4. COMPENSATION TO THE SUBADVISER. For the services to be provided by the Subadviser pursuant to this Agreement, the Adviser will pay the Subadviser, and the Subadviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Subadviser may, in its discretion and from time to time, waive a portion of its fee.

5. INDEMNIFICATION. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to the Adviser or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Paragraph 5, the term the "Subadviser" shall include any affiliates of the Subadviser performing services for the Fund contemplated herein and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

     The Adviser shall indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with any willful misfeasance, fraud, bad faith, gross negligence or reckless disregard of the Adviser in the performance of or failure to perform any of the Adviser's obligations under this Agreement; provided, however, that the Adviser's obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Subadviser, is caused by or is otherwise directly related to the Subadviser's own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

6. DURATION AND TERMINATION. This Agreement shall become effective upon approval by the Board and its execution by the parties hereto. Unless earlier terminated, this Agreement shall continue in effect for an initial period of two years from the date hereof. Thereafter, this Agreement may be continued annually if specifically approved in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of trustees of the Board or by the vote of a majority of the outstanding voting securities of the Fund, or (b) by the Adviser or the Subadviser at any time, without the payment of any penalty, on 30 days' written notice to the other party. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Fund. As used in this Paragraph 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7. COMPLIANCE PROGRAMS. Each of the Adviser and the Subadviser hereby represents and warrants that:

     (a) in accordance with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), each the Adviser and the Subadviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Adviser and the Subadviser, respectively, and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

     (b) to the extent that the Adviser's or the Subadviser's activities or services could affect the Fund, each the Adviser and the Subadviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the "federal securities laws" (as such term is defined in Rule 38a-1 under the 1940 Act) by the Fund, the Adviser and the Subadviser (the Subadviser's policies and procedures referred to in this Paragraph 7(b), along with the Subadviser's policies and procedures referred to in Paragraph 7(a), are referred to herein as the "Subadviser's Compliance Program").

8.   REPORTING OF COMPLIANCE MATTERS.

     (a) The Subadviser shall promptly provide to the Fund's Chief Compliance Officer ("CCO") the following documents:

          (i) copies of all SEC examination correspondences, including correspondences regarding books and records examinations and "sweep" examinations, issued during the term of this Agreement, in which the SEC identified any concerns, issues or matters (such correspondences are commonly referred to as "deficiency letters") relating to the Subadviser's investment advisory business involving the Fund and the Subadviser's responses thereto;

          (ii) a report of any material violations of the Subadviser's Compliance Program or any "material compliance matters" (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Subadviser's Compliance Program;

         (iii) a report of any material changes to the policies and procedures that compose the Subadviser's Compliance Program;

          (iv) a copy of the Subadviser's chief compliance officer's report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Subadviser's Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

          (v) an annual (or more frequently as the CCO may reasonably request) representation regarding the Subadviser's compliance with Paragraphs 7 and 8 of this Agreement.

     (b)  The Subadviser shall also provide the CCO with:

          (i) reasonable access to the testing, analyses, reports and other documentation, or summaries thereof, that the Subadviser's chief compliance officer relies upon to monitor the effectiveness of the implementation of the Subadviser's Compliance Program; and

          (ii) reasonable access, during normal business hours, to the Subadviser's facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Subadviser.

9. CONFIDENTIALITY. Except as otherwise permitted pursuant to this Agreement or as required by applicable law, each party hereto agrees that the provisions of this Agreement, all of the information, documents and reports described herein, all understandings, agreements and other arrangements between and among the parties, and all other non-public information received from, or otherwise relating to, the Assets or this Agreement, shall be confidential, and each party shall use its reasonable best efforts not to disclose or otherwise release to any other person (other than another party hereto) such matters, without the written consent of the other party. The confidentiality obligations of the parties under this Paragraph 9 shall not apply: (i) to the disclosure of information to a party's partners, members, equity holders (including holders of beneficial interests), affiliates, officers, auditors, agents, directors, attorneys, employees or fiduciaries (PROVIDED, that such persons agree to hold confidential such information substantially in accordance with this Paragraph 9 or are otherwise bound (pursuant to internal procedures or otherwise) by a duty of confidentiality to such party), which persons shall be subject to the provisions of this Paragraph 9 as if they were parties or which persons shall have agreed to hold confidential such information substantially in accordance with this Paragraph 9, (ii) to information already known to the general public at the time of disclosure or that became known prior to such disclosure through no act or omission by any party or any person acting on a party's behalf, (iii) to information received from a source not bound by a duty of confidentiality to a party hereto (or any affiliates of any of the foregoing), (iv) to any party to the extent that the disclosure by such party of information otherwise determined to be confidential is required by applicable law or legal process (including pursuant to an arbitration proceeding), or by any regulatory body with jurisdiction over such party, or (v) to the disclosure of confidential information to any financial advisors and other professional advisors of a party who agree to hold confidential such information substantially in accordance with this Paragraph 9 or who are otherwise bound by a duty of confidentiality to such party, PROVIDED that, with respect to clause (iv) above, prior to disclosing such confidential information, a party shall, to the extent practicable, notify the other party thereof, which notice shall include the basis upon which such party believes the information is required to be disclosed.

10. WRITTEN INSTRUCTIONS. All directions by or on behalf of the Adviser or the Fund, as applicable, to the Subadviser shall be in writing signed by one or more of the following persons and/or such other persons as identified in writing from time to time:

          NAME                             TITLE
          Kenneth H. Thomas                Managing Member and President

11. USE OF NAME AUTHORIZATION. Upon the consent of the Adviser, the Subadviser may use the Adviser's and the Fund's legal names, trade names (if any), and/or logos in (a) marketing and promotional materials used by the Subadviser in connection with services offered by it to existing and prospective clients and (b) a list of the Subadviser's client references. Further, the Subadviser may use the Adviser's and the Fund's legal names, trade names (if any), and/or logos whenever required to be disclosed by process of law or pursuant to applicable law or regulation, provided that the Subadviser will use its commercially reasonable best efforts to notify the Adviser of any such disclosure.

12. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Pennsylvania, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

     To the Adviser at:         Community Development Fund Advisors, LLC
                                6255 Chapman Field Dr.
                                Miami, FL 33156
                                Attention: Ken Thomas

     To the Subadviser at:      Logan Circle Partners, L.P.
                                1717 Arch Street, Suite 1500
                                Philadelphia, PA 19103
                                Attention: Legal Department

15. AMENDMENT OF AGREEMENT. This Agreement may be amended only by written agreement of the Adviser and the Subadviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

16. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

17.  MISCELLANEOUS.

     (a) Notice is hereby given that the obligations of the Declaration of Trust are not binding upon any of the trustees of the Board, officers or shareholders of the Fund.

     (b) Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

COMMUNITY DEVELOPMENT FUND ADVISORS,           LOGAN CIRCLE PARTNERS, L.P.
LLC

By: ________________________________           By: _____________________________

Name: Kenneth H. Thomas                        Name: William C. Gadsden

Title: Managing Member and President           Title: Chief Operating Officer

                SCHEDULE A TO THE SUB-ADVISORY AGREEMENT BETWEEN
    COMMUNITY DEVELOPMENT FUND ADVISORS, LLC AND LOGAN CIRCLE PARTNERS, L.P.

AS OF ___________, 2017

Pursuant to Paragraph 4, the Adviser will pay to the Subadviser as compensation for the Subadviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of The Community Development Fund as may be allocated by the Adviser to the Subadviser from time to time under the following fee schedule:

RATE
-----
0.15%

                               FORM OF PROXY CARD
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


[INSERT FUND LOGO]                                       PROXY CARD

                                                         SIGN, DATE AND VOTE ON THE REVERSE SIDE
                                                         -------------------------------------------------------------------------->
YOUR VOTE IS IMPORTANT NO
MATTER HOW MANY SHARES                                   ---------------------------------------------------------------------------
YOU OWN.  PLEASE CAST YOUR                                                        PROXY VOTING OPTIONS
PROXY VOTE TODAY!                                        ---------------------------------------------------------------------------
                                                         [GRAPHIC OMITTED]     1. MAIL your signed and voted proxy back in
                                                                                  the POSTAGE PAID ENVELOPE provided
[SHAREHOLDER NAME]                                       ---------------------------------------------------------------------------


                                        THE COMMUNITY DEVELOPMENT FUND
                    PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 11, 2017

The undersigned shareholder of The Community Development Fund (the "Fund"), revoking previous proxies, hereby nominates, constitutes and appoints Kenneth H. Thomas, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Morgan Lewis & Bockius LLP, 200 S. Biscayne Blvd., Ste. 5300, Miami, Florida on December 11, 2017, at 3:00 p.m., Eastern
time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present, as indicated herein, and in his discretion upon any other business that may properly come before the meeting and any and all adjournments thereof.

The undersigned acknowledges receipt of a copy of the Proxy Statement.

DO YOU HAVE QUESTIONS? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free
1-800-203-0209. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

------------------------------------------------------------------------------------------------------------------------------------
THE COMMUNITY DEVELOPMENT FUND                                                                                            PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Your signature(s) on this should be exactly as your name(s)                     ____________________________________________________
appear on this Proxy (reverse side). If the shares are held jointly,            SIGNATURE (AND TITLE IF APPLICABLE)             DATE
each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. If a corporation or another
entity, the signature should be that of an authorized officer                 ____________________________________________________
who should state his or her full title.                                         SIGNATURE (IF HELD JOINTLY)                     DATE

------------------------------------------------------------------------------------------------------------------------------------

This proxy is solicited on behalf of the Fund's Board of Trustees. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS INDICATED OR
"FOR" THE PROPOSAL IF NO CONTRARY DIRECTION IS GIVEN.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: O

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     FOR          AGAINST          ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
1.     To approve a new investment sub-advisory agreement between Community
       Development Fund Advisors, LLC, the investment adviser to the Fund,
       and Logan Circle Partners L.P.                                                 O              O                O
------------------------------------------------------------------------------------------------------------------------------------



                                   YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                    PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.



                                                  THANK YOU FOR VOTING

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